UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 24, 2011

New Mountain Finance Corporation
(Exact name of co-registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019
(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

New Mountain Finance AIV Holdings Corporation
(Exact name of co-registrant as specified in its charter)

Delaware	814-00902	80-0721242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

787 7th Avenue, 48th Floor, New York, NY 10019
(Address of principal executive offices)

Co-Registrant’s telephone number, including area code (212) 730-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 24, 2011 New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation (collectively referred to as "New Mountain Finance") each filed a Certificate of Change of Registered Agent and/or Registered Office (the “Certificates of Change”) to change New Mountain Finance’s registered agent and registered office in Delaware.  The Certificates of Change are attached hereto as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Finance Statements and Exhibits.

(d) Exhibits.

Exhibit No.                      Description

3.1	Certificate of Change of Registered Agent and/or Registered Office, filed August 24, 2011 on behalf of New Mountain Finance Corporation.

3.2	Certificate of Change of Registered Agent and/or Registered Office, filed August 24, 2011 on behalf of New Mountain Finance AIV Holdings Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN FINANCE CORPORATION

NEW MOUNTAIN FINANCE AIV HOLDINGS CORPORATION

Date: August 25, 2011	By:	/s/ Paula A. Bosco
Name: Paula A. Bosco
Title: Secretary